Investment income and financing costs	12 Months Ended
Mar. 31, 2023
Investment income and financing costs
Investment income and financing costs

5. Investment income and financing costs

Investment income comprises interest received from short-term investments and other receivables. Financing costs mainly arise from interest due on bonds and commercial paper issued, bank loans and the results of hedging transactions used to manage foreign exchange and interest rate movements.

		Re-presented[1]	Re-presented[1]
	2023	2022	2021
	€m	€m	€m
Investment income
Financial assets measured at amortised cost	212	249	221
Financial assets measured at fair value through profit and loss	36	5	24
	248	254	245
Financing costs
Financial liabilities measured at amortised cost
Bonds	1,711	1,546	1,722
Lease liabilities	436	398	374
Bank loans and other liabilities[2]	430	469	463
Interest on derivatives	(561)	(428)	(485)
Mark-to-market on derivatives	(423)	(341)	(1,070)
Financial assets measured at fair value through profit and loss	–	36	–
Foreign exchange	135	284	23
	1,728	1,964	1,027
Net financing costs	1,480	1,710	782

Notes:

1

The results for the years ended 31 March 2022 and 31 March 2021 have been re-presented to reflect that Indus Towers Limited is no longer reported as held for sale. In the year ended 31 March 2021, investment income has decreased by €85 million compared to the amount previously reported. There is no impact on the amount previously reported for the year ended 31 March 2022. See note 7 ‘Discontinued operations and assets held for sale’ for more information.

2	Interest capitalised for the year ended 31 March 2023 was €5 million (2022: €17 million, 2021: €17 million).